Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Shareholders' Equity
14.	Shareholders’ Equity

Effective February 7, 2017, the Company effectuated a five thousand to-one reverse stock split on its issued and outstanding common stock.

On May 23, 2017, the Company received a letter from OTCQB that the Company’s bid price closed below $0.01 for more than 30 consecutive calendar days and no longer meets the Standards for Continued Eligibility for OTCQB as per the OTCQB Standards, section 2.3(2). To remain eligible for trading on the OTCQB marketplace, the Company must have proprietary priced quotations published by a Market Maker in OTC Link with a minimum closing bid price of $0.01 per share on at least one of the prior thirty consecutive calendar days. As per the OTCQB Standards, section 4.1, in the event that the minimum closing bid price for the Company’s common stock falls below $0.01 per share, a grace period of 90 calendar days to regain compliance shall begin, during which the minimum closing bid price for the Company’s common stock must be $0.01 or greater for ten consecutive trading days; Pursuant to these OTCQB Standards, the Company was granted a period of 90 calendar days in which to regain compliance with Section 4.1.

On June 15, 2017, the Company was notified by the OTC Markets that as a result of the Company’s failure to timely file its annual report on Form 20-F for the fiscal year ended December 31, 2016, the Company’s common stock was removed from the OTCQB market and was available for quotation on the OTC Pink market operated by the OTC Markets, effective June 16, 2017, under the same trading symbol of “FREEF”. On August 17, 2017, the Company filed with SEC its annual report on Form 20-F for the fiscal year ended December 31, 2016.

At the Annual Meeting of the Company’s shareholders held on December 19, 2017, the shareholders approved the following:

(i) elected Mr. Ion G. Varouxakis to the Board of Directors for a three year term; (ii) ratified the appointment of Fruci & Associates II, PLLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and (iii) granted discretionary authority to the Company’s board of directors to (A) amend the Amended and Restated Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-20,000 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-20,000, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the Annual Meeting.

As of December 31, 2017, pursuant to the full conversion of the convertible notes (Note 8), the Company has issued to note holders of fully convertible debt 798,389 shares of common stock in the aggregate.

8,160 shares of Series D Preferred Stock are outstanding as of December 31, 2017.

Common Stock Dividends

During the year ended December 31, 2017, 2016 and 2015, the Company did not declare or pay any dividends.